UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 6, 2021

Athena Technology Acquisition Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-40209	85-4204953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Townpark Drive, Suite 300

Kennesaw, GA 30144

(Address of principal executive offices)

(970) 924-0046

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	ATHN.U	New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	ATHN	New York Stock Exchange
Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	ATHN WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 7, 2021, Athena Technology Acquisition Corp., a Delaware corporation (“Athena”), announced that it executed a Business Combination Agreement, dated as of July 6, 2021, with Heliogen, Inc., a Delaware corporation (“Heliogen”), and HelioMax Merger Sub, Inc., a Delaware corporation (“HelioMax Merger Sub”) (such business combination agreement, the “BCA,” and such business combination, the “Business Combination”). Capitalized terms used in this Current Report on Form 8-K (this “Current Report”) but not otherwise defined herein have the meanings given to them in the BCA.

This Current Report on Form 8-K provides a summary of the BCA and certain other agreements entered into (and certain agreements to be entered into) in connection with the Business Combination. The descriptions of these agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of such agreements or the forms thereof, as applicable, copies of which are filed as Exhibits 2.1, 10.1, 10.2 and 10.3 hereto and are incorporated by reference herein.

Business Combination Agreement

The below descriptions of the BCA and the transactions contemplated thereby are not complete and are subject to, and qualified in their entirety by reference to, the actual agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1, and the terms of which are incorporated herein by reference. The BCA has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Athena, Heliogen or HelioMax Merger Sub. In particular, the assertions embodied in the representations and warranties in the BCA were made as of the date of the BCA or other specified date, were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the BCA, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the BCA are not necessarily characterizations of the actual state of facts about Heliogen or HelioMax Merger Sub at the time they were made or otherwise and should only be read in conjunction with the other information that Athena makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (“SEC”). In addition, the representations, warranties, covenants and agreements and other terms of the BCA may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the BCA, which subsequent information may or may not be fully reflected in Athena’s public disclosures.

The BCA

Pursuant to the terms of the BCA, Athena will acquire Heliogen through the statutory merger of HelioMax Merger Sub with and into Heliogen, with Heliogen surviving the merger as a wholly owned subsidiary of Athena (the “Merger”). At the effective time of the Merger, each share of Heliogen common stock will be canceled and converted into the right to receive a number of shares of Class A Common Stock, par value $0.0001 per share, of Athena (the “Athena Common Stock”) equal to the Exchange Ratio. The Exchange Ratio will be equal to the Aggregate Merger Consideration divided by the sum of the aggregate number of shares of Heliogen common stock (including shares of Company Restricted Stock (as defined in the BCA)) that are issued and outstanding immediately prior to the effective time of the Merger (and, for the avoidance of doubt, following the Company SAFE Conversion, the Company Warrant Conversion and the Company Preferred Conversion (all as defined in the BCA)) and the aggregate number of shares of Heliogen common stock issuable upon the full exercise, settlement, exchange or conversion of Heliogen options and Heliogen restricted stock unit awards to purchase Heliogen common stock outstanding immediately prior to the effective time of the Merger. The Aggregate Merger Consideration shall be approximately 185,000,000 shares of Athena Common Stock (or approximately $1,850,000,000 in shares of Athena Common Stock), subject to certain adjustments. Adjustments to the Aggregate Merger Consideration will be made for the Aggregate Company Option Exercise Price, the amount of Company Closing Debt and the amount of Company Closing Cash.

Representations and Warranties

The BCA contains customary representations and warranties of the parties thereto with respect to, among other things, (i) entity organization, formation and authority, (ii) capital structure, (iii) authorization to enter into such agreements, (iv) no conflicts and required filings and consents (v) licenses and permits, (vi) information privacy and security compliance, (vii) financial statements, (viii) absence of changes, (ix) litigation, (x) employee matters, (xi) real property, (xii) intellectual property, (xiii) taxes, (xiv) environmental matters, (xv) material contracts, (xvi) international trade laws, (xvii) insurance, (xviii) transactions with affiliates and (xix) brokers.

Covenants

The BCA includes customary covenants of the parties with respect to the operation of their respective businesses prior to the consummation of the Business Combination, as applicable, and efforts to satisfy the conditions to consummation of the Business Combination. The BCA also contains additional covenants of the parties, including, among others, covenants providing for the parties to use their reasonable best efforts to obtain all permits, consents, approvals, authorizations, qualifications and orders of Governmental Authorities and parties to contracts to fulfill the conditions therein, as set forth in the BCA, and for the preparation and filing of a registration statement on Form S-4 relating to the Business Combination and containing a proxy statement of Athena.

Incentive Plan

In connection with the Business Combination, Athena will adopt, subject to the approval of the stockholders of Athena, an equity incentive award plan for Athena with an initial award pool of Athena Common Stock equal to five percent (5%) of the aggregate number of shares of Athena Common Stock and securities convertible into or exercisable for shares of Athena Common Stock outstanding as of immediately after the Closing (rounded up to the nearest whole share), which plan shall include an “evergreen” provision pursuant to which such award pool will automatically increase for a period of ten years, commencing on January 1, 2022 and ending on (and including) January 1, 2031, by an amount equal of up four percent (4%) of the shares of Athena Common Stock outstanding on December 31 of the preceding year.

Stock Purchase Plan

In connection with the Business Combination, Athena will adopt, subject to the approval of the stockholders of Athena, an employee stock purchase plan for Athena with an initial award pool of Athena Common Stock equal to two percent (2%) of the aggregate number of shares of Athena Common Stock and securities convertible into or exercisable for shares of Athena Common Stock outstanding as of immediately after the Closing (rounded up to the nearest whole share), which plan shall include an “evergreen” provision pursuant to which such award pool will automatically increase for a period of ten years, commencing on January 1, 2022 and ending on (and including) January 1, 2031, by an amount equal to one percent (1%) of the shares of Athena Common Stock outstanding on December 31 of the preceding year.

Conditions to Closing

The Closing is required to occur as promptly as practicable, but in no event later than three Business Days, after the satisfaction or, if permissible, waiver of the conditions set forth in the BCA.

The consummation of the Business Combination is subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including: (i) written consent of the requisite stockholders of Heliogen; (ii) approval of the stockholders of Athena; (iii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iv) effectiveness of the Registration Statement of Athena, (v) the shares of Athena Common Stock being listed on the New York Stock Exchange as of the Closing Date, (vi) designation of the initial post-closing board of directors of Athena, and (vii) upon the closing, and after giving effect to the Redemption Rights, Athena shall have net tangible assets of at least $5,000,001 (excluding assets of the Surviving Corporation). Additionally, among other customary closing conditions, Heliogen is only required to consummate the Business Combination if: (i) no Athena Material Adverse Effect shall have occurred between the date of the BCA and the Closing Date, (ii) Athena shall have an aggregate amount of cash and cash equivalents available from any sources of not less than $150,000,000, (iii) the Sponsor Support Agreement (as defined below) shall be in full force and effect and (iv) the A&R Sponsor Agreement (as defined below) shall be in full force and effect. Among other customary closing conditions, Athena is only required to consummate the Business Combination if: (i) no Company Material Adverse Effect shall have occurred between the date of the BCA and the Closing Date, (ii) all members of Heliogen’s Board and of the Boards of Heliogen’s subsidiaries (other than those identified as continuing directors) have executed written resignations effective as of the Effective Time; (iii) the Stockholder Support Agreement (as defined below) shall be in full force and effect, (iv) all parties to the Registration Rights and Lock-Up Agreement shall have delivered to Athena copies of the Registration Rights and Lock-Up Agreement duly executed by such parties, and (v) Heliogen shall have effected an amendment to its Amended and Restated Certificate of Incorporation.

Upon the closing of the transactions, the combined company will be named Heliogen, Inc. and will continue to be listed on the New York Stock Exchange under the new ticker symbol “HLGN.”

Termination

The BCA allows the parties to terminate such agreements if certain conditions described therein are satisfied.

Support Agreements

Stockholder Support Agreement

Concurrently with the execution and delivery of the BCA, Athena and the Key Company Stockholders (as defined in the BCA) have entered into the Stockholder Support Agreement (the “Stockholder Support Agreement”), pursuant to which, among other things, the Key Company Stockholders have agreed to vote their shares of Heliogen common stock in favor of the BCA, the Business Combination and the other transactions contemplated by the BCA. The foregoing description of the Stockholder Support Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the actual agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1, and the terms of which are incorporated herein by reference.

Sponsor Support Agreement

Concurrently with the execution and delivery of the BCA, Athena and Athena Technology Sponsor, LLC (the “Sponsor”), have entered into the Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which, among other things, the Sponsor and its affiliates have agreed to vote all of their shares of Athena Common Stock and Class B common stock, par value $0.0001 per share, of Athena in favor of the BCA, the Business Combination and the other transactions contemplated by the BCA. In addition, Athena agreed to waive the anti-dilution rights of its shares of Class B common stock, par value $0.0001 per share (the “Founders Shares”), under its organizational documents, in consideration for which the Sponsor will be issued 510,000 shares of Athena Common Stock at the closing of the Business Combination. The Athena Common Stock to be issued in connection with the Sponsor Support Agreement and the transactions contemplated thereby will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

The foregoing description of the Sponsor Support Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the actual agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.3, and the terms of which are incorporated herein by reference.

Registration Rights and Lock-up Agreements

Heliogen Registration Rights and Lock-Up Agreement

Pursuant to the terms of the BCA, in connection with the Business Combination, Athena and certain stockholders of Heliogen (the “Heliogen Holders”) shall enter into a Registration Rights and Lock-Up Agreement (the “Heliogen Registration Rights and Lock-Up Agreement”) at the closing of the Business Combination. Pursuant to the terms of the Heliogen Registration Rights and Lock-Up Agreement, subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised and compliance with any applicable lock-up period, the Heliogen Holders may demand at any time or from time to time, that Athena files a registration statement on Form S-1 or Form S-3 to register certain shares of Athena Common Stock held by such Heliogen Holders or to conduct an underwritten offering. The Heliogen Registration Rights and Lock-Up Agreement will also provide the Heliogen Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

The Heliogen Registration Rights and Lock-Up Agreement further provides that, subject to certain exceptions, each of the Heliogen Holders shall not transfer any shares of Athena Common Stock beneficially owned or owned of record by such Heliogen Holders until the earliest of (a) the date that is one hundred eighty (180) days after the Effective Time (as defined in the BCA) of the Business Combination, (b) the last date on which (i) with respect to 50% of the shares of Athena Common Stock held by the Heliogen Holders, the closing price of the Common Stock reported on the NYSE (or, principal national securities exchange or securities market on which the Athena Common Stock is then traded) (“Closing Price”) equals or exceeds $12.00 per share (as adjusted for transactions affecting all outstanding shares of Athena Common Stock) for any 20 Trading Days within any consecutive 30-Trading Day period, (ii) with respect to 25% of such shares, if the Closing Price of the Athena Common Stock equals or exceeds $13.50 per share (as adjusted for transactions affecting all outstanding shares of Common Stock) for any 20 Trading Days within any consecutive 30-Trading Day period, and (iii) with respect to the remaining 25% of such shares, if the Closing Price of the Athena Common Stock equals or exceeds $17.00 per share (as adjusted for transactions affecting all outstanding shares of Common Stock) for any 20 Trading Days within any consecutive 30-Trading Day period, or (c) the date on which Athena completes a change in control transaction after the closing of the Business Combination.

The A&R Sponsor Agreement

The sponsor letter agreement, dated March 16, 2021, between the Sponsor, Athena and the other parties thereto is being amended, to among other things, amend the lock-up period applicable to the Sponsor’s Founder’s Shares and private placement units and private placement warrants to be consistent with the lock-up period applicable to the Heliogen Holders.

Subscription Agreement

In connection with the execution of the BCA, Athena entered into certain subscription agreements, each dated July 6, 2021 (the “Subscription Agreements”), with certain investors, pursuant to which such investors have agreed to purchase an aggregate of 16,500,000 shares of Athena Common Stock (together, the “Subscriptions”), for a purchase price of $10.00 per share, for an aggregate purchase price of $165,000,000, to be issued immediately prior to and conditioned upon the effectiveness of the consummation of the Business Combination. The obligations of each party to consummate the Subscriptions are conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the BCA. The Athena Common Stock to be issued in connection with the Subscription Agreements and the transactions contemplated thereby will not be registered under the Securities Act and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Pursuant to the Subscription Agreements, Athena has agreed that, within 30 calendar days following the closing of the Business Combination, Athena will file with the SEC (at Athena’s sole cost and expense) a registration statement registering the resale of the PIPE Shares (the “Resale Registration Statement”), and Athena will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as practicable after the filing thereof, but no later than 60 calendar days (or 90 calendar days if the SEC notifies Athena that it will review the Resale Registration Statement and provides comments thereto) after the closing of the Business Combination, subject to customary conditions and covenants.

The foregoing description of the Subscription Agreements and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the agreed upon form of PIPE Subscription Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.3, and the terms of which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference herein. The shares of Athena Common Stock to be issued in connection with the BCA, the Sponsor Support Agreement and the Subscription Agreement and the transactions contemplated thereby will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Item 7.01 Regulation FD Disclosure.

On July 7, 2021, Athena and Heliogen issued a joint press release announcing the BCA. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that Athena and Heliogen have prepared for use in connection with the announcement of the Business Combination.

Furnished as Exhibit 99.3 hereto is a copy of the Investor Conference Call Transcript regarding the Business Combination, dated July 7, 2021.

Furnished as Exhibit 99.4 hereto is a copy of the article, “Concentrated Solar Power Firm Heliogen to Go Public in $2 Billion SPAC Merger” by Amrith Ramkumar that was published in the Wall Street Journal, Finance section, on July 6, 2021.

Furnished as Exhibit 99.5 hereto are social media posts made on July 6, 2021 by Isabelle Freidheim, Chair of Athena’s board of directors, to her personal LinkedIn account. Furnished as Exhibits 99.6 hereto are social media posts made on July 6, 2021 by Bill Gross, Chief Executive Officer of Heliogen, to his personal Twitter Account.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of Athena under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Athena intends to file with the SEC a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of Athena, and after the registration statement is declared effective, Athena will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its stockholders. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Additional information about the proposed Business Combination and related transactions will be described in Athena’s combined proxy statement/prospectus relating to the proposed Business Combination and the respective businesses of Athena and Heliogen, which Athena will file with the SEC. The proposed Business Combination and related transactions will be submitted to stockholders of Athena for their consideration. Athena’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with Athena’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed Business Combination and related transactions, because these materials will contain important information about Heliogen, Athena and the proposed Business Combination and related transactions. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of Athena as of a record date to be established for voting on the proposed Business Combination and related transactions.

Stockholders may also obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed with the SEC by Athena, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Secretary at Athena Technology Acquisition Corp., 125 Townpark Drive, Suite 300, Kennesaw Georgia 30144, or by telephone at (970) 924-0446.

Participants in the Solicitation

Heliogen, Athena and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Athena’s stockholders in respect of the proposed Business Combination and related transactions. Information regarding Athena’s directors and executive officers is available in its Form S-1 filed with the SEC on February 5, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the preliminary and definitive proxy statements/prospectus related to the proposed Business Combination and related transactions when it becomes available, and which can be obtained free of charge from the sources indicated above.

Forward-Looking Statements~~:~~

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Athena or Athena’s management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including possible business combinations. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report on Form 8-K are based on Athena’s current expectations and beliefs of the management of Athena and/or Heliogen in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on Heliogen and Athena as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Heliogen or Athena will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including that the Athena stockholders will approve the transaction, the ability of the post-combination company to meet the NYSE listing standards, and that Heliogen will have sufficient capital upon the approval of the transactions to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of Athena’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of Athena’s filings with the SEC, and in Athena’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, based on information available to Athena and/or Heliogen as of the date hereof, and Athena and/or Heliogen assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1†	Business Combination Agreement, dated as of July 6, 2021, by and among Athena Technology Acquisition Corp., Heliogen, Inc. and HelioMax Merger Sub, Inc.
10.1*	Sponsor Support Agreement, dated as of July 6, 2021, by and among Athena Technology Acquisition Corp., Heliogen, Inc. and Athena Technology Sponsor LLC.
10.2*	Stockholder Support Agreement, dated as of July 6, 2021, by and among Athena Technology Acquisition Corp. and certain stockholders of Heliogen, Inc.
10.3	Form of Subscription Agreement
99.1	Press release, dated July 7, 2021
99.2	Investor Presentation, dated July, 2021
99.3	Heliogen Business Combination with Athena Technology Acquisition Corp. Investor Conference Call Transcript, dated July 7, 2021
99.4	Ramkumar, Amrith, “Concentrated Solar Power Firm Heliogen to Go Public in $2 Billion SPAC Merger,” Wall Street Journal, Finance, July 6, 2021
99.5	Post of Isabelle Freidheim, Chair of Athena’s board of directors, to her personal LinkedIn account.
99.6	Posts of Bill Gross, CEO of Heliogen, to his personal Twitter account

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

*	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2021

By:	/s/ Phyllis W. Newhouse
Name:	Phyllis W. Newhouse
Title:	Chief Executive Officer